Investment Contract with Principal Life Insurance Company ("PLIC")	12 Months Ended
Dec. 31, 2025
EBP 053
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Contract with Principal Life Insurance Company ("PLIC")	Investment Contract with Principal Life Insurance Company (“PLIC”)
The Plan invests in a single group annuity contract with a fixed rate of interest. In accordance with ASC Subtopic 820-10, this investment is presented in the financial statements at its contract value. Contract value is the relevant measurement attribute for that portion of the net assets available for benefits of a defined-contribution plan attributed to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan.
The Plan offers the Principal Fixed Income Guaranteed Option (“PFIGO”), which is a benefit- responsive group annuity contract issued by PLIC.
Under the terms of the contract, the crediting rate is reset on a semiannual basis. There was no minimum crediting rate.
The PFIGO is a single group annuity contract with a fixed rate of interest. It is not a portfolio of contracts whose yields are based on changes in fair value of underlying assets as would be found in a stable value fund. As a result, the average yield earned by the Plan is the yield earned (i.e., interest credited) on the group annuity contracts. The interest rate history for the contracts is as follows:
PFIGO

Time Period	2025	2024
January 1 - May 31	4.85%	6.05%
June 1 - November 30	4.95%	5.15%
December 1 - December 31	4.75%	4.85%
The PFIGO investment option crediting rate resets semiannually at December 1st and June 1st.
By definition, a group annuity contract is an insurance contract. As a result, the Plan may transact according to the terms defined in the contract at any time. Interest is credited to the Guaranteed Interest Fund on a daily basis from the date deposits are accepted until paid, transferred or applied in full. Fees may be paid in one of the following three ways:
•By being netted from the effective annual interest rate;
•By being paid separately by the Plan sponsors; or
•By being deducted from the Guaranteed Interest Fund.
Benefit payments are deducted from the value of the Guaranteed Interest Fund to the extent that the Composite Value is sufficient to make such payments. Payments and transfers are made in full within 3 business days after the date payment or transfer has been requested. In the event that market conditions are such that it is determined that they will not allow for the orderly transfer or sale of financial instruments, up to an additional 30 days may be required to make such payments or transfers.
Certain events limit the ability of the Plan to transact at contract value with the issuer. Such events include the following: (1) termination of a Plan’s interest, if the Plan Sponsor wishes to terminate the Plan’s interest, the value of the Plan’s interest will be paid out twelve months after the record keeper receives notification. In lieu of the twelve (12) month delay, the record keeper may request immediate payment of the amounts requested subject to a 5% surrender fee and (2) termination of the contract, the Plan’s contract shall be terminated on the date when both no current deposit arrangements have been made between the record keeper and Plan Sponsor and there are no Guaranteed Interest Funds with a value greater than zero. The Plan Administrator does not believe that any events which would limit the Plan’s ability to transact at contract value with participants are probable to occur.
There are no circumstances that would allow PFG to terminate the contract and settle at a value other than the contract value.